UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2025

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.   Results of Operations and Financial Condition.

On January 13, 2025, Merit Medical Systems, Inc. (the “Company”) issued a press release reporting its preliminary unaudited revenue earned for the year ended December 31, 2024 and plans to announce its fourth quarter and year end 2024 financial results and fiscal year 2025 guidance. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The preliminary revenue information presented in the press release is based upon the Company’s current expectations and may be adjusted as a result of, among other things, completion of customary financial review and audit procedures.

Item 7.01. Regulation FD Disclosure.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including the exhibit attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

The Company makes reference to a non-GAAP financial measure in the press release attached as Exhibit 99.1 to this report. Reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure is included in the press release.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1

Press Release, dated January 13, 2025, entitled “Merit Medical Announces Preliminary Unaudited Revenue for the Year Ended December 31, 2024 and Plans to Announce Fourth Quarter and Year End 2024 Results and Issue Fiscal Year 2025 Guidance on February 25, 2025”.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: January 14, 2025	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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